SUPPLEMENT TO THE PROSPECTUSES

AND STATEMENT OF ADDITIONAL INFORMATION

OF

EVERGREEN DOMESTIC EQUITY FUNDS II

I.              Evergreen Large Cap Value Fund

                The Board of Trustees of the Evergreen funds, at a meeting held on December 7, 2006, approved a proposal to merge Evergreen Large Cap Value Fund (“Large Cap Value Fund”) into Evergreen Intrinsic Value Fund (“Intrinsic Value Fund”) and to submit that proposal for the approval of Large Cap Value Fund's shareholders.  If the shareholders of Large Cap Value Fund approve the proposal, all of the assets of Large Cap Value Fund will be transferred to Intrinsic Value Fund and shareholders of Large Cap Value Fund will receive shares of Intrinsic Value Fund in exchange for their Large Cap Value Fund shares.  If approved, the reorganization is proposed to take place in May 2007.

December 7, 2006                                                                                                                   578243(12/06)